SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): July 30, 2010

Structural Enhancement Technologies Corp.
 (Exact Name Of Registrant As Specified In Charter)

Delaware	333-148425	11-3460949
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

30 East Sunrise Highway
Valley Stream, NY  11581
 (Address Of Principal Executive Offices)

Phone number (516) 303-8150
 (Issuer Telephone Number)

126 Dewey Dr.
Nicholasville, Kentucky 40356
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 -- Corporate Governance and Management
Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

On July 21, 2010, Charles Woodward resigned, effective July 30, 2010, as President of the Registrant.  He remains a member of the Board of Directors.

The Officer/Director resigning have stated in their resignation letters that their resignations do not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices.

Each resigning Officer/Director has been provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission.  Each Director will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this Section 5.02, and if not, stating the respects in which he does not agree.

Effective as of July 21, 2010, the following individuals were elected to the Board of Directors of the Company:

Name	Age	Position
Andrew B. Mazzone	66	Interim President and Director

Andrew Mazzone became Chairman of the Company upon completion of the Share Exchange in September 2008, and was appointed .  He joined Extreme as Chairman in February 2007 and has been the Chairman and President of XIOM Corp. since its inception in 1998.  Mr. Mazzone was the President of TTI at the time of the spin-out.  He resigned as Sole Officer and Director of TTI on November 1, 2001.  Thereafter, TTI acquired and changed its name to Steam Clean USA, Inc. on or about August 15, 2002.  On July 1, 2003, Steam Clean USA, Inc. acquired Humana Trans Services Group, Ltd.  At this point, Mr. Mazzone was invited to become Chairman of the Board of Directors.  He served in that position until January 2004, when he resigned as Chairman but remained as a Director and until May 5, 2004, when he resigned from the Board entirely.  From 1970 until February 15, 1995, Mr. Mazzone was employed by Metco, Westbury, NY, a subsidiary of the Perkin Elmer Corp., a holding company, which subsidiary, Metco, was engaged in the business of development of metal spraying and metal powders.  Mr. Mazzone, as President, resigned from Sulzer Metco after the acquisition of the Company in 1995.  From 1995 to October 2001, Mr. Mazzone was President of Thermaltec International.  At Metco, Mr. Mazzone held various positions, including as Director of Logistics, Director of Sales and Marketing, Director of Manufacturing, Executive Vice President and President.  Mr. Mazzone has degrees from Babson College, Babson Park, Massachusetts, in finance and an advanced degree in economics, with a specialty in economic history.

Section 8– Other Events

Item 8.01 Other Events

The Company has relocated its Executive/Corporate offices as follows:

30 East Sunrise Highway
Valley Stream New York 11581
Phone number: (516) 303-8150

Section 9 -- Financial Statement And Exhibits

Item 9.01 Financial Statement And Exhibits.

(c)	Exhibits.

Exhibit 99.1	Exhibit 17.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Structural Enhancement Technologies Corp.

By: /s/ Andrew B. Mazzone
Andrew B. Mazzone
President

Dated: July 30, 2010